UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-6115
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

Annual Report

November 30, 2016

Investment Advisor

People’s Securities, Inc.,
doing business as Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York  10017

Phone: 800-473-1155
www.gersteinfisherfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	15
STATEMENT OF ASSETS AND LIABILITIES	42
STATEMENT OF OPERATIONS	44
STATEMENTS OF CHANGES IN NET ASSETS	46
FINANCIAL HIGHLIGHTS	50
NOTES TO FINANCIAL STATEMENTS	56
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	72
NOTICE OF PRIVACY POLICY & PRACTICES	82
ADDITIONAL INFORMATION	83

Dear Fellow Shareholders,

As we continue forward into 2017 and beyond, we at Gerstein Fisher are excited and proud to continue to build on our process, research, and successes thus far in managing our Multi-Factor® strategies. Our approach is built around the idea that we can offer a superior risk-adjusted return not by virtue of superior security selection or timing, but by rigorous analysis of quantitative risk factors. These factors, backed by decades of data and scientific research, allow us to take targeted risks and build a diversified portfolio which is still designed to outperform our benchmarks on a risk-adjusted basis.

As pleased as we have been by our performance and success thus far, we will always stress that it is our structured, research-based, and highly disciplined approach and management process that investors should consider regarding Gerstein Fisher’s Multi-Factor® strategies. Each strategy has broad asset class representation and the flexibility to capitalize on specific themes like profitability, momentum or small company exposure – tilting toward factors that have historically proven to add value over time. Because of our structured approach, we believe our performance is more likely to reflect a reliable, empirically tested, and well-documented process rather than luck.

Thank you, as always, for the trust and confidence you have placed in our firm and process; we look forward to our continued partnership in the years to come.

Sincerely,

Gregg. S. Fisher, CFA
Chief Investment Officer

Review of Fund Performance

Gerstein Fisher Multi-Factor® Growth Equity Fund (GFMGX)

U.S. markets rose moderately during the twelve months ended November 30, 2016, aided by continued economic expansion and a jump in stock prices after the November 2016 Presidential Election. The Gerstein Fisher Multi-Factor® Growth Equity Fund (the “Fund”) returned 3.78% for the twelve months ended November 30, 2016, slightly trailing the Russell 3000® Growth Index, which returned 4.25% over the same period.

The Fund’s performance relative to its benchmark index was due largely to targeted exposures to certain strategic risk factors that are components of our Multi-Factor® strategy. For example, performance attribution during the twelve-month period reveals that the Fund’s tilt to higher-momentum securities resulted in a negative contribution.  However, other risk factors such as exposure to smaller and more value-oriented securities, and to companies with higher profitability, resulted in positive contributions relative to the benchmark index.

The Fund’s core mandate remains to control for undesired exposures while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the Russell 3000® Growth Index universe. As a result, industry and sector weightings within the portfolio were held as close to the benchmark as possible after targeted risk factor tilts, including the three mentioned above, were implemented. Any industry and sector over- or under-weights were primarily driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio.

Since its inception in December 2009, the Fund has performed in line with our expectations. It is designed to be an all-cap U.S. growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that over time the Gerstein Fisher Multi-Factor® Growth Equity Fund should continue to be well positioned to deliver a positive investment experience in the U.S. growth equity space, as well as to provide exposure to often overlooked factors within the domestic growth universe.

Gerstein Fisher Multi-Factor® International Growth Equity Fund (GFIGX)

Developed-world stock markets performed poorly during the twelve months ended November 30, 2016 due to currency movements, weak growth in Japan and Europe, and the British electorate’s surprise vote to leave the European Union. The Gerstein Fisher Multi-Factor® International Growth Equity Fund (the “Fund”) returned -7.24% for the twelve months ended November 30, 2016, underperforming the MSCI EAFE Growth Index, which fell -5.88% during the same period.

The Fund’s performance relative to its benchmark index was due primarily to targeted exposures to certain strategic risk factors and to certain effects of country diversification.  For example, performance attribution during the twelve-month period reveals that greater exposure to higher-momentum and more-profitable stocks resulted in negative contributions relative to the benchmark index. On the other hand, the Fund’s higher exposures to smaller and more value-oriented companies generated excess contributions. A strategy of country weight capping produced a small negative contribution but also induced variation in industry weights, which further detracted from performance.

The Fund’s industry and sector weightings were held as close to the benchmark index as possible after the targeted risk factor tilts were implemented. This is a direct consequence of controlling for undesired exposures while constructing the portfolio to consist of higher momentum, more value-oriented, and smaller securities within the MSCI EAFE Growth Index universe. Generally, industry and sector over- or under-weights are driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio. In addition to the risk factor tilts, another source of the portfolio’s deviation from the benchmark index was strategic choices made to country weightings that typically limit any single country’s exposure within the portfolio to approximately 12% within the Fund. This is designed to redistribute the portfolio from the larger countries in the benchmark index and to provide more exposure to smaller countries.

Since its inception in January 2012, the Fund has performed in line with our expectations.  It is designed to be a large-cap, developed-market growth equity portfolio with additional exposures to targeted, systematic risk factors that include profitability, value, and momentum, while seeking to avoid non-systematic risks such as industry or company overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® International Growth Equity Fund should be well positioned to deliver a positive investment experience in the international-developed growth equity space, as well as provide exposure to often overlooked factors within the international growth equity universe.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (GFMRX)

Global real estate continued to produce gains in the twelve months ended November 30, 2016, with U.S. real estate securities performing well enough to compensate for losses in international real estate securities. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (the “Fund”) returned 3.43% for the twelve months ended November 30, 2016, outperforming the FTSE EPRA/NAREIT Developed Index Net Total Return, which was up 1.95% during the same period.

The Fund’s outperformance relative to its benchmark index was due in large part to higher exposure to certain risk factors targeted by our Multi-Factor® strategy. For example, performance attribution during the twelve-month period reveals that greater exposure to smaller and more value-oriented real estate securities relative to the benchmark index contributed to excess return. Larger-than-index exposure to momentum, however, detracted from performance. Portfolio sub-sector weightings were held as closely to the benchmark index as possible after the targeted risk-factor tilts were implemented. This is a direct consequence of controlling for undesired exposures such as leverage while constructing the portfolio to consist of higher-momentum, more value-oriented, and smaller securities within the global real estate universe. Any over- or under-weights were driven by these underlying factor exposures, and no individual holding constituted more than 5% of the total portfolio.  Additionally, country weightings were held to within 2% of their benchmark levels, to limit any country-specific risks.

Since its inception in April 2013, the Fund has performed in line with our expectations. It is designed to be a global real estate portfolio with additional exposures to targeted, systematic risk factors that include size, value, and momentum, while seeking to avoid non-systematic risks such as company or single-security overexposures. Because our process is based on a scientifically grounded approach, we believe that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund should be well positioned to deliver a positive investment experience in the global real estate space, as well as to provide exposure to often overlooked factors within that investible universe.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.

This strategy and mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks as well as differences in accounting methods.  These risks are greater for emerging markets.  Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Growth stocks typically are relatively more expensive than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  The investment in options is not suitable for all investors.  The risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. The Funds may engage in short sales of securities, which involves the risk that losses may exceed the original amount invested.  A real estate investment trust’s (“REIT’s”) share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.  Unlike mutual funds, exchange-traded funds (“ETFs”) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs, unlike open-end investment companies.

Diversification does not assure a profit or protect against a loss in a declining market.

Index Definitions:

Russell 3000® Growth Index: The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 3000® Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad growth market.  The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

MSCI EAFE Growth Index: The MSCI EAFE Growth Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada, focusing on companies with higher price-to-book ratios and higher forecasted growth values.  The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

FTSE EPRA/NAREIT Developed Index Net Total Return: The Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Gerstein Fisher Funds are distributed by Quasar Distributors, LLC.

Gerstein Fisher Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/16–11/30/16).

Actual Expenses

The first lines of the following tables provide information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of a Fund within sixty days of purchase.  Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of exchange-traded funds or other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, fund administration fees and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Gerstein Fisher Funds
Expense Examples (Continued)
(Unaudited)

Gerstein Fisher Multi-Factor® Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2016 -
	June 1, 2016	November 30, 2016	November 30, 2016*
Actual	$1,000.00	$1,061.10	$5.10
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.00

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® International Growth Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2016 -
	June 1, 2016	November 30, 2016	November 30, 2016*
Actual**	$1,000.00	$ 935.60	$5.37
Hypothetical (5% return
before expenses)***	$1,000.00	$1,019.45	$5.60

*
Expenses are equal to the Fund’s annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).  Excluding interest expense, the Fund’s annualized expense ratio would be 1.10%.

**	Excluding interest expense, your actual cost of investing in the Fund would be $5.32.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $5.55.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2016 -
	June 1, 2016	November 30, 2016	November 30, 2016*
Actual	$1,000.00	$ 960.20	$4.90
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of domestic companies of any size. Equity securities may also include preferred stocks, ETFs that invest in equities, individual stock options and options on indices.  At any one time, the combined value of options may be up to 5% of the Fund’s net assets.  The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.  Additionally, the Fund may sell shares of securities short for hedging purposes.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

* Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2016

	Gerstein Fisher	Russell 3000®
	Multi-Factor®	Growth Total
	Growth Equity	Return Index
One Year	3.78%	4.25%
Three Year	7.43%	8.81%
Five Year	13.80%	14.08%
Since Inception (1/15/2010)(1)	12.54%	12.89%

(1)	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Continued

Gerstein Fisher Multi-Factor® Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 3000® Growth Total Return Index measures the performance of the broad growth segment of the U.S. equity universe.  It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.  One cannot invest directly in an index.

Growth of $10,000 Investment

*	While the Fund commenced operations on December 31, 2009, the Fund began investing consistent with its investment objective on January 15, 2010.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in equity securities.  The Fund seeks to invest primarily in common stocks of international companies of any size, including foreign securities and securities of U.S. companies.  The Fund may invest in foreign securities, which may include securities of companies in emerging markets or less developed countries.  Equity securities include common stocks, preferred stocks, ETFs that invest in equities, individual stock options and options on stock indices.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

* Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2016

	Gerstein Fisher
	Multi-Factor®
	International	MSCI EAFE
	Growth Equity	Growth Index
One Year	(7.24)%	(5.88)%
Three Year	(1.71)%	(1.38)%
Since Inception (1/27/12)	6.26%	5.13%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® International Growth Equity Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The MSCI EAFE Growth Index consists of the growth portion (growth being a measure of price relative to book/value/cash flow) of the MSCI EAFE Index.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights
(Unaudited)

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in income-producing common stocks and other real estate securities, including REITs.  The Fund may invest in equity securities (such as common, convertible and preferred stock) of real estate-related companies of any market capitalization.  Equity securities may also include ETFs that invest in real estate-related equities, individual stock options and options on indices.

Allocation of Portfolio Holdings as of November 30, 2016
(% of Investments)

* Excludes securities lending collateral.

Average Annual Total Returns as of November 30, 2016

	Gerstein Fisher	FTSE EPRA/
	Multi-Factor®	NAREIT
	Global Real	Developed Index
	Estate Securities	Net Total Return
One Year	3.43%	1.95%
Three Year	7.56%	4.93%
Since Inception (4/30/13)	3.34%	1.41%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted.

Continued

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Investment Highlights (Continued)
(Unaudited)

Performance data current to the most recent month-end may be obtained by calling 800-473-1155. The Fund imposes a 1.00% redemption fee of the net amount of the redemption on shares held for 60 days or less. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

FTSE EPRA/NAREIT Developed Index Net Total Return is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia.  By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and ETFs.  The index reflects the reinvestment of dividends and the application of the relevant withholding tax rates.  One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments

November 30, 2016

	Shares	Value
COMMON STOCKS – 99.43%
Accommodation – 1.23%
Civeo Corp. (a)(c)	460	$874
Isle Of Capri Casinos, Inc. (a)	33,591	753,110
Marriott International, Inc.	28,634	2,255,787
Pinnacle Entertainment, Inc. (a)	1,620	22,081
Wyndham Worldwide Corp.	2,287	164,641
		3,196,493
Administrative and Support Services – 3.24%
AECOM (a)	700	25,445
Landauer, Inc.	603	29,849
MasterCard, Inc.	33,957	3,470,405
NorthStar Asset Management Group, Inc.	2,800	41,328
PayPal Holdings, Inc. (a)	2,537	99,653
Priceline Group, Inc. (a)	1,030	1,548,790
Visa, Inc.	41,652	3,220,533
		8,436,003
Air Transportation – 2.86%
Alaska Air Group, Inc.	14,908	1,226,481
American Airlines Group, Inc.	293	13,607
Delta Air Lines, Inc.	2,008	96,746
Hawaiian Holdings, Inc. (a)	13,000	667,550
JetBlue Airways Corp. (a)	14,253	286,343
SkyWest, Inc.	6,352	234,071
Southwest Airlines Co.	88,438	4,122,095
United Continental Holdings, Inc. (a)	11,495	792,580
		7,439,473
Ambulatory Health Care Services – 1.75%
Amedisys, Inc. (a)	87,820	3,468,012
Chemed Corp.	7,375	1,098,654
		4,566,666
Amusement, Gambling, and Recreation Industries – 0.01%
Global Payments, Inc.	302	20,702

Animal Production and Aquaculture – 0.28%
Cal-Maine Foods, Inc. (b)	17,758	722,751

Apparel Manufacturing – 0.56%
Michael Kors Holdings Ltd. (a)(c)	10,460	486,285
Sequential Brands Group, Inc. (a)	1,439	7,368
VF Corp.	17,664	962,865
		1,456,518

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Beverage and Tobacco Product Manufacturing – 4.15%
Altria Group, Inc.	7,548	$482,544
Coca-Cola Co.	30,562	1,233,177
Coca-Cola European Partners PLC (c)	34,332	1,114,417
Constellation Brands, Inc.	25,068	3,788,777
MGP Ingredients, Inc.	12,771	604,068
PepsiCo, Inc.	22,578	2,260,058
Philip Morris International, Inc.	10,192	899,750
Reynolds American, Inc.	8,172	442,105
		10,824,896
Broadcasting (except Internet) – 0.66%
Comcast Corp.	395	27,456
Discovery Communications, Inc. – Class A (a)	3,700	100,233
Discovery Communications, Inc. – Class C (a)	11,232	296,974
Walt Disney Co.	13,007	1,289,254
		1,713,917
Building Material and Garden Equipment and Supplies Dealers – 2.83%
Home Depot, Inc.	42,020	5,437,388
Lowe’s Cos, Inc.	27,423	1,934,693
		7,372,081
Chemical Manufacturing – 8.41%
Abbott Laboratories	548	20,862
AbbVie, Inc.	29,069	1,767,395
AdvanSix, Inc. (a)	19	355
Allergan PLC (a)(c)	13,095	2,544,359
Celgene Corp. (a)	18,593	2,203,456
Chemours Co.	115	2,843
Chemtura Corp. (a)	784	25,833
E.I. du Pont de Nemours & Co.	579	42,620
Gilead Sciences, Inc.	34,148	2,516,708
Innophos Holdings, Inc.	493	26,878
Johnson & Johnson	18,195	2,025,103
LyondellBasell Industries NV (c)	15,131	1,366,632
Medifast, Inc.	11,633	454,618
Monsanto Co.	587	60,291
OMNOVA Solutions, Inc. (a)	2,846	27,322
PPG Industries, Inc.	4,624	443,580
Supernus Pharmaceuticals, Inc. (a)	549	11,831
Trinseo SA (c)	143,252	8,387,405
		21,928,091
Clothing and Clothing Accessories Stores – 2.70%
American Eagle Outfitters, Inc.	54,825	907,902
Children’s Place Inc	12,698	1,318,687
DSW, Inc.	2,071	49,207

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Clothing and Clothing Accessories Stores – 2.70% (Continued)
Express, Inc. (a)	45,994	$614,480
Finish Line, Inc.	46,425	1,041,777
Francesca’s Holdings Corp. (a)	1,826	29,180
Ross Stores, Inc.	7,942	536,800
TJX Companies, Inc.	18,420	1,443,023
Urban Outfitters, Inc. (a)	34,294	1,083,690
		7,024,746
Computer and Electronic Product Manufacturing – 10.10%
Activision Blizzard, Inc.	24,492	896,652
Apple, Inc.	86,586	9,569,485
Applied Materials, Inc.	31,247	1,006,153
Applied Optoelectronics, Inc. (a)	1,563	38,715
ARRIS International PLC (a)(c)	38,421	1,102,298
Broadcom Ltd. (c)	5,485	935,138
Ciena Corp. (a)	971	20,828
Cirrus Logic, Inc. (a)	23,755	1,306,525
Dell Technologies Inc Class V (a)	2,630	140,863
Enphase Energy, Inc. (a)	1,788	2,003
Halyard Health, Inc. (a)	26	966
Harris Corp.	14,076	1,457,711
Inphi Corp. (a)	805	36,362
Intel Corp.	104,235	3,616,954
Ixia (a)	1,751	24,076
Juniper Networks, Inc.	42,476	1,169,789
MaxLinear, Inc. (a)	1,478	30,195
Medtronic PLC (c)	2,862	208,955
Microsemi Corp. (a)	9,859	539,780
NXP Semiconductors NV (a)(c)	445	44,122
QUALCOMM, Inc.	16,545	1,127,211
Rambus, Inc. (a)	58,337	767,132
Roper Technologies, Inc.	213	38,576
Rubicon Technology, Inc. (a)	6,102	3,024
Skyworks Solutions, Inc.	1,446	111,125
St. Jude Medical, Inc.	20,072	1,589,702
TTM Technologies, Inc. (a)	3,040	41,253
Western Digital Corp.	7,705	490,500
		26,316,093
Construction of Buildings – 0.55%
KB Home	1,575	24,948
MDC Holdings, Inc.	26,105	701,703
NVR, Inc. (a)	58	92,510
TRI Pointe Group, Inc. (a)	53,694	623,924
		1,443,085

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Credit Intermediation and Related Activities – 1.09%
Altisource Portfolio Solutions SA (a)(b)(c)	28,034	$755,236
Ameriprise Financial, Inc.	9,150	1,045,022
Wells Fargo & Co.	14,808	783,639
Western Union Co.	1,254	26,372
World Acceptance Corp. (a)(b)	4,012	225,755
		2,836,024
Data Processing, Hosting and Related Services – 0.46%
DST Systems, Inc.	11,521	1,189,082

Educational Services – 0.76%
ITT Educational Services, Inc. (a)	3,750	113
Strayer Education, Inc. (a)	27,089	1,983,727
		1,983,840
Electrical Equipment, Appliance, and Component Manufacturing – 0.98%
AO Smith Corp.	914	44,448
Helen of Troy Ltd. (a)(b)(c)	19,042	1,620,474
Whirlpool Corp.	5,440	883,674
		2,548,596
Electronics and Appliance Stores – 0.46%
Aaron’s, Inc.	9,884	287,822
Ingram Micro, Inc. (a)	24,220	906,797
		1,194,619
Fabricated Metal Product Manufacturing – 0.28%
Builders FirstSource, Inc. (a)	5,697	63,009
Smith & Wesson Holding Corp. (a)(b)	28,629	667,914
		730,923
Food and Beverage Stores – 2.08%
GrubHub, Inc. (a)	683	25,292
Ingles Markets, Inc.	20,778	953,710
Kroger Co.	137,783	4,450,391
		5,429,393
Food Manufacturing – 0.26%
Bunge Ltd. (b)(c)	6,298	430,027
Farmer Brothers Co. (a)	2,694	93,886
Ingredion, Inc.	323	37,914
Kraft Heinz Co.	1,138	92,918
Snyder’s-Lance, Inc.	258	9,613
		664,358
Food Services and Drinking Places – 1.16%
Buffalo Wild Wings, Inc. (a)(b)	499	84,131
Cracker Barrel Old Country Store, Inc. (b)	9,767	1,589,482

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Food Services and Drinking Places – 1.16% (Continued)
Darden Restaurants, Inc.	16,380	$1,200,654
McDonald’s Corp.	801	95,535
Papa John’s International, Inc.	546	48,245
		3,018,047
Furniture and Related Product Manufacturing – 0.01%
Select Comfort Corp. (a)	1,476	33,387

General Merchandise Stores – 3.77%
Big Lots, Inc.	16,584	839,316
Burlington Stores, Inc. (a)	50,547	4,444,092
Dollar General Corp.	26,783	2,070,862
Macy’s, Inc.	6,271	264,636
Target Corp.	13,488	1,041,813
Wal-Mart Stores, Inc.	16,460	1,159,278
		9,819,997
Health and Personal Care Stores – 2.16%
CVS Health Corp.	10,581	813,573
Express Scripts Holding Co. (a)	10,163	771,168
McKesson Corp.	14,745	2,120,479
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,338	866,211
Walgreens Boots Alliance, Inc.	12,437	1,053,787
		5,625,218
Heavy and Civil Engineering Construction – 0.47%
Dycom Industries, Inc. (a)	16,539	1,211,151
LGI Homes, Inc. (a)(b)	765	24,977
		1,236,128
Hospitals – 0.14%
HCA Holdings, Inc. (a)	5,118	362,815

Insurance Carriers and Related Activities – 5.75%
Anthem, Inc.	32,401	4,618,114
Cigna Corp.	13,167	1,774,121
Endurance Specialty Holdings Ltd. (c)	928	85,562
Hanover Insurance Group, Inc.	1,761	152,485
Lincoln National Corp.	23,256	1,490,710
Prudential Financial, Inc.	11,060	1,112,636
Travelers Companies, Inc.	10,237	1,160,364
Universal Insurance Holdings, Inc. (b)	65,856	1,580,544
Validus Holdings Ltd. (c)	55,614	3,022,065
		14,996,601
Leather and Allied Product Manufacturing – 0.15%
NIKE, Inc.	3,720	186,260

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Leather and Allied Product Manufacturing – 0.15% (Continued)
Skechers USA, Inc. (a)	8,975	$204,451
		390,711
Machinery Manufacturing – 0.20%
Cummins, Inc.	3,251	460,927
Deere & Co. (b)	261	26,152
KLA-Tencor Corp.	391	31,217
		518,296
Management of Companies and Enterprises – 0.38%
EchoStar Corp. (a)	470	23,970
Tile Shop Holdings, Inc. (a)	47,688	956,144
		980,114
Merchant Wholesalers, Durable Goods – 1.31%
American Axle & Manufacturing Holdings, Inc. (a)	1,942	30,412
Arrow Electronics, Inc. (a)	17,635	1,203,941
Delphi Automotive PLC (c)	6,937	443,968
HD Supply Holdings, Inc. (a)	22,619	887,569
Henry Schein, Inc. (a)	361	53,775
O’Reilly Automotive, Inc. (a)	1,636	449,082
TrueCar, Inc. (a)(b)	26,970	333,889
		3,402,636
Merchant Wholesalers, Nondurable Goods – 0.78%
Herbalife Ltd. (a)(b)(c)	40,701	1,995,570
Nu Skin Enterprises, Inc.	474	24,733
US Foods Holding Corp. (a)	430	9,830
		2,030,133
Mining (except Oil and Gas) – 0.09%
Martin Marietta Materials, Inc.	171	37,526
US Silica Holdings, Inc.	3,910	197,885
		235,411
Miscellaneous Manufacturing – 2.56%
3M Co.	5,453	936,498
ABIOMED, Inc. (a)	32,426	3,639,494
Becton Dickinson & Co.	375	63,412
CR Bard, Inc.	202	42,531
Inogen, Inc. (a)	3,785	243,868
JAKKS Pacific, Inc. (a)(b)	20,097	141,684
Vascular Solutions, Inc. (a)	869	47,882
Zimmer Biomet Holdings, Inc.	15,294	1,557,847
		6,673,216
Miscellaneous Store Retailers – 1.64%
Central Garden & Pet Co. (a)	156,128	4,273,223

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Motion Picture and Sound Recording Industries – 0.53%
NetFlix, Inc. (a)	9,360	$1,095,120
Time Warner, Inc.	3,120	286,478
		1,381,598
Motor Vehicle and Parts Dealers – 0.11%
AutoZone, Inc. (a)	197	154,286
Lithia Motors, Inc. (b)	1,530	140,607
		294,893
Nonstore Retailers – 2.15%
Amazon.com, Inc. (a)	4,592	3,446,618
Duluth Holdings, Inc. (a)(b)	10,000	335,100
eBay, Inc. (a)	13,037	362,559
Nutrisystem, Inc.	39,443	1,449,530
		5,593,807
Nursing and Residential Care Facilities – 0.02%
Ensign Group, Inc.	2,122	45,878

Oil and Gas Extraction – 0.75%
California Resources Corp. (a)(b)	33	574
Parsley Energy, Inc. (a)	51,280	1,956,332
		1,956,906
Other Information Services – 3.15%
Alphabet, Inc. (a)	5,507	4,174,526
Brightcove, Inc. (a)	31,487	261,342
Facebook, Inc. (a)	30,916	3,661,073
Liberty Global PLC LiLAC – Class A (a)(c)	29	626
Liberty Global PLC LiLAC – Class C (a)(c)	72	1,524
Travelzoo, Inc. (a)	10,411	117,124
		8,216,215
Paper Manufacturing – 0.12%
International Paper Co.	5,915	288,179
Kimberly-Clark Corp.	209	24,162
Veritiv Corp. (a)	113	5,294
		317,635
Performing Arts, Spectator Sports, and Related Industries – 0.02%
Boyd Gaming Corp. (a)	2,079	39,169
International Game Technology PLC (c)	904	23,305
		62,474
Personal and Laundry Services – 0.01%
Weight Watchers International, Inc. (a)(b)	2,691	28,309

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Plastics and Rubber Products Manufacturing – 0.74%
AEP Industries, Inc.	2,456	$289,439
Goodyear Tire & Rubber Co.	50,929	1,563,011
Newell Brands, Inc.	1,862	87,533
		1,939,983
Primary Metal Manufacturing – 0.49%
General Cable Corp.	7,527	141,131
Global Brass & Copper Holdings, Inc.	1,779	50,969
Olympic Steel, Inc.	44,209	1,080,910
		1,273,010
Printing and Related Support Activities – 0.21%
Avery Dennison Corp.	6,566	473,146
Deluxe Corp.	768	51,993
Multi-Color Corp.	392	28,185
		553,324
Professional, Scientific, and Technical Services – 5.37%
Accenture PLC (c)	2,481	296,306
Amgen, Inc.	3,682	530,466
Booz Allen Hamilton Holding Corp.	16,725	632,372
Broadridge Financial Solutions, Inc.	987	63,898
CACI International, Inc. (a)	4,293	555,514
Callidus Software, Inc. (a)	1,780	27,946
Cimpress NV (a)(c)	9,974	867,239
Ebix, Inc. (b)	38,604	2,300,799
Gigamon, Inc. (a)	5,500	293,425
Groupon, Inc. (a)	315,965	1,254,381
Hackett Group, Inc.	127,000	2,255,520
Insperity, Inc.	14,879	1,077,240
International Business Machines Corp.	8,827	1,431,916
MeetMe, Inc. (a)	240,000	1,156,800
Mistras Group, Inc. (a)	5,028	118,862
Quotient Technology, Inc. (a)	62,334	797,875
Synutra International, Inc. (a)	4,862	25,039
VMware, Inc. (a)(b)	3,731	302,733
		13,988,331
Publishing Industries (except Internet) – 7.42%
Citrix Systems, Inc. (a)	1,323	114,744
Electronic Arts, Inc. (a)	74,478	5,901,637
EPAM Systems, Inc. (a)	1,225	80,728
ePlus, Inc. (a)	13,095	1,456,164
Manhattan Associates, Inc. (a)	21,795	1,142,058
Microsoft Corp.	100,688	6,067,459
MicroStrategy, Inc. (a)	5,577	1,082,105
Mitek Systems, Inc. (a)(b)	22,955	128,548

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Publishing Industries (except Internet) – 7.42% (Continued)
News Corp.	10,508	$121,473
Oracle Corp.	42,407	1,704,337
TiVo Corp. (a)	70,801	1,433,720
Twenty-First Century Fox, Inc.	3,908	109,658
		19,342,631
Rental and Leasing Services – 0.22%
Aircastle Ltd. (c)	22,939	492,730
AMERCO	263	89,804
		582,534
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – 0.25%
BlackRock, Inc.	143	53,023
Nasdaq, Inc.	9,402	602,574
Waddell & Reed Financial, Inc.	199	3,887
		659,484
Social Assistance – 0.06%
Care.com, Inc. (a)	18,670	159,068

Specialty Trade Contractors – 0.62%
Armstrong Flooring, Inc. (a)	7,829	146,637
Comfort Systems USA, Inc.	763	24,568
Quanta Services, Inc. (a)	42,644	1,437,956
		1,609,161
Sporting Goods, Hobby, Musical Instrument, and Book Stores – 0.00%
Michaels Companies, Inc. (a)	416	10,142

Support Activities for Mining – 0.01%
Erin Energy Corp. (a)(b)	6,132	12,264
Schlumberger Ltd. (c)	307	25,803
		38,067
Support Activities for Transportation – 0.10%
Expeditors International of Washington, Inc.	2,650	139,761
Lion Biotechnologies, Inc. (a)	19,413	129,096
		268,857
Telecommunications – 1.99%
ARC Group Worldwide, Inc. (a)	3,360	18,312
Argan, Inc.	706	42,678
AT&T, Inc.	88,096	3,403,148
FairPoint Communications, Inc. (a)	9,969	165,984
Inteliquent, Inc.	568	12,860
NeuStar, Inc. (a)(b)	1,011	24,517

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Telecommunications – 1.99% (Continued)
Shenandoah Telecommunications Co.	7,390	$207,289
Verizon Communications, Inc.	22,628	1,129,137
Vonage Holdings Corp. (a)	27,701	182,550
		5,186,475
Transportation Equipment Manufacturing – 8.45%
Boeing Co.	9,205	1,385,905
BorgWarner, Inc.	354	12,603
Commercial Vehicle Group, Inc. (a)	3,726	19,114
Honeywell International, Inc.	491	55,945
Huntington Ingalls Industries, Inc.	35,084	6,271,616
Lawson Products, Inc. (a)	3,702	87,737
Lear Corp.	52,249	6,766,768
Lockheed Martin Corp.	27,853	7,388,008
Meritor, Inc. (a)	2,416	30,490
		22,018,186
Truck Transportation – 0.01%
YRC Worldwide, Inc. (a)	1,440	18,259

Utilities – 0.04%
Genie Energy Ltd.	2,002	11,512
Ormat Technologies, Inc.	2,151	102,882
		114,394
Water Transportation – 0.20%
Royal Caribbean Cruises Ltd. (c)	6,495	525,900

Wood Product Manufacturing – 0.12%
Ply Gem Holdings, Inc. (a)	20,286	309,362
Total Common Stocks (Cost $186,319,179)		259,129,166

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 4.47%
Money Market Fund – 4.47%
First American Government Obligation Fund – Class Y, 0.01% (d)	11,648,686	11,648,686
Total Investment Purchased with Proceeds
from Securities Lending (Cost $11,648,686)		11,648,686

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
SHORT-TERM INVESTMENTS – 0.42%
Money Market Fund – 0.42%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio Institutional Class, 0.257% (d)	1,102,179	$1,102,179
Total Short-Term Investments (Cost $1,102,179)		1,102,179
Total Investments (Cost $199,070,044) – 104.32%		271,880,031
Liabilities in Excess of Other Assets – (4.32)%		(11,269,891)
TOTAL NET ASSETS – 100.00%		$260,610,140

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of security is out on loan.
(c)	Foreign issued security.
(d)	Seven day yield as of November 30, 2016.

Abbreviations:
LiLAC	Liberty Latin America and Caribbean Group.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments

November 30, 2016

	Shares	Value
COMMON STOCKS – 99.57%
Australia – 10.86%
AGL Energy Ltd.	995	$15,387
Alumina Ltd.	11,746	14,294
Bank of Queensland Ltd.	57,633	477,397
Cochlear Ltd.	9,370	818,910
CSL Ltd.	9,077	656,302
Fortescue Metals Group Ltd.	264,942	1,133,682
Medibank Pvt Ltd.	386,803	742,270
Newcrest Mining Ltd.	34,673	492,838
Qantas Airways Ltd.	1,222,732	2,976,340
QBE Insurance Group Ltd.	2,749	22,657
Ramsay Health Care Ltd.	2,782	145,460
Sonic Healthcare Ltd.	6,174	99,298
South32 Ltd.	87,239	172,887
Sydney Airport	6,644	30,710
TPG Telecom Ltd. (b)	383,819	2,018,731
Treasury Wine Estates Ltd.	592,089	4,723,287
Wesfarmers Ltd.	608	18,721
Woolworths Ltd.	390	6,585
		14,565,756
Austria – 0.08%
ANDRITZ AG	2,165	111,580

Belgium – 3.35%
Anheuser-Busch InBev SA/NV	10,242	1,064,222
Colruyt SA	44,261	2,234,152
KBC Group NV	4,675	280,281
UCB SA	1,154	74,133
Umicore SA	13,900	834,556
		4,487,344
Bermuda – 0.19%
Cheung Kong Infrastructure Holdings Ltd.	30,930	258,254

Cayman Islands – 0.06%
WH Group Ltd.	100,000	83,234

Denmark – 4.35%
AP Moeller – Maersk A/S	15	19,815
Coloplast A/S	10,733	679,216
Novo Nordisk A/S	28,844	971,469
Pandora A/S	34,923	4,143,925
Tryg A/S	895	16,069
		5,830,494

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Finland – 0.59%
Neste OYJ	18,004	$739,623
Nokia OYJ	7,267	31,188
Stora Enso OYJ	2,458	23,724
		794,535
France – 8.80%
Aeroports de Paris	3,680	361,641
Arkema SA	5,997	575,031
Atos SE	27,226	2,807,509
Bureau Veritas SA	562	10,563
Credit Agricole SA	156,912	1,767,924
Danone SA	2,781	174,188
Dassault Systemes	2,934	223,483
Essilor International SA	1,617	171,210
Imerys SA	886	61,693
Legrand SA	1,384	77,288
L’Oreal SA	1,861	316,636
Pernod Ricard SA	2,332	243,727
Peugeot SA (a)	265,065	3,900,518
Remy Cointreau SA	227	19,071
Societe BIC SA	2,222	287,008
Thales SA	7,552	736,473
Wendel SA	620	71,681
		11,805,644
Germany – 12.74%
Adidas AG	6,104	899,324
Bayer AG	3,467	326,499
Bayerische Motoren Werke AG – Preference Shares	3,666	263,129
Continental AG	4,446	787,955
Daimler AG	564	37,461
Deutsche Boerse AG	938	72,638
Deutsche Lufthansa AG	169,762	2,198,085
Deutsche Post AG	21,096	658,306
Fresenius Medical Care AG & Co. KGaA	1,091	85,112
Fresenius SE & Co. KGaA	17,408	1,249,497
GEA Group AG	1,632	60,883
HeidelbergCement AG	10,482	939,294
Henkel AG & Co. KGaA – Ordinary Shares	5,764	586,819
HUGO BOSS AG	98	5,616
Infineon Technologies AG	105,569	1,764,011
Kabel Deutschland Holding AG	7,275	841,311
Merck KGaA	12,294	1,231,499
Muenchener Rueckversicherungs-Gesellschaft AG	5,269	959,928
OSRAM Licht AG	23,352	1,187,727
Porsche Automobil Holding SE – Preference Shares	5,343	270,595

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Germany – 12.74% (Continued)
Symrise AG	27,013	$1,640,153
United Internet AG	1,250	47,857
Volkswagen AG – Ordinary Shares	6,480	887,609
Volkswagen AG – Preference Shares	634	81,719
		17,083,027
Hong Kong – 0.87%
Cathay Pacific Airwave Ltd.	72,334	97,789
HKT Trust & HKT Ltd.	822,000	1,070,268
		1,168,057
Ireland – 1.49%
DCC PLC	9,585	734,648
James Hardie Industries PLC	24,488	374,801
Paddy Power Betfair PLC	8,564	893,784
		2,003,233
Israel – 0.84%
Bank Leumi Le-Isreal BM (a)	4,909	19,985
Mizrahi Tefahot Bank Ltd.	56,633	793,684
Nice Ltd.	1,147	75,448
Teva Pharmaceutical Industries Ltd.	6,454	238,408
		1,127,525
Italy – 0.01%
Rizzoli Corriere Della Sera Mediagroup SpA (a)	14,241	11,741
Saipem SpA (a)	1,318	594
		12,335
Japan – 13.73%
Acom Co. Ltd. (a)	12,800	61,958
Asahi Glass Co. Ltd.	178,000	1,168,932
Astellas Pharma, Inc.	1,129	15,742
Bridgestone Corp.	393	15,250
Calbee, Inc.	1,904	59,806
Casio Computer Co. Ltd.	935	12,410
Fuji Heavy Industries Ltd.	38	1,585
Hakuhodo DY Holdings, Inc.	7,400	87,145
ITOCHU Corp.	110,730	1,529,544
Japan Airlines Co. Ltd.	41,370	1,235,211
Kaneka Corp.	45,956	372,416
KDDI Corp.	10,200	267,091
Keisei Electric Railway Co. Ltd.	2,104	50,320
Koito Manufacturing Co. Ltd.	1,931	102,216
Konami Holdings Corp.	56,700	1,938,323
Kose Corp.	10,729	868,304
MEIJI Holdings Co. Ltd.	13,828	1,108,266
Minebea Co. Ltd.	1,554	15,711

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Japan – 13.73% (Continued)
Mitsubishi Tanabe Pharma Corp.	30,000	$568,825
Nagoya Railroad Co. Ltd.	3,535	17,422
NGK Spark Plug Co. Ltd.	1,795	37,712
NH Foods Ltd.	829	21,445
Nisshin Seifun Group, Inc.	59,513	839,110
Nissin Foods Holdings Co. Ltd.	1,237	64,989
Nitori Holdings Co. Ltd.	16,679	1,742,016
Omron Corp.	321	12,013
Ono Pharmaceutical Co. Ltd.	13,990	312,070
Otsuka Holdings Co. Ltd.	10,524	431,475
Pola Orbis Holdings, Inc.	11,028	861,376
Sekisui House Ltd.	1,049	17,406
Shimizu Corp.	64,971	603,918
Shionogi & Co., Inc.	6,447	307,649
Shiseido Co., Ltd.	37,300	957,897
Start Today Co. Ltd.	17,391	268,139
Sumitomo Dainippon Pharma Co. Ltd.	81,677	1,341,944
Sumitomo Rubber Industries Ltd.	955	16,011
Toyota Motor Corp.	232	13,783
Yamaha Corp.	919	28,428
Yamazaki Baking Co. Ltd.	52,539	1,047,276
		18,421,134
Jersey – 1.08%
Shire PLC	19,020	1,107,704
Wolseley PLC	5,831	338,818
		1,446,522
Luxembourg – 0.01%
Tenaris SA	636	10,207

Netherlands – 8.18%
Airbus Group SE	3,828	244,075
Akzo Nobel NV	446	27,801
Ferrari NV	3,156	172,249
Fiat Chrysler Automobiles NV	210,214	1,610,693
Heineken Holding NV	16,716	1,171,711
Heineken NV	14,853	1,111,718
ING Groep NV	92,356	1,254,869
Koninklijke Ahold Delhaize NV	125,568	2,472,800
NN Group NV	74,158	2,380,380
Randstad Holding NV	1,208	61,260
STMicroelectronics NV	12,576	128,192
Unilever NV	4,421	176,264
Wolters Kluwer NV	4,335	156,084
		10,968,096

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
New Zealand – 0.22%
Auckland International Airport Ltd.	27,336	$119,220
Spark New Zealand Ltd.	66,637	171,419
		290,639
Norway – 0.39%
Marine Harvest ASA	21,415	383,748
Orkla ASA	15,891	141,486
		525,234
Portugal – 0.17%
Banco Espirito Santo SA (a)	36,955	0
Jeronimo Martins SGPS SA	14,648	231,257
		231,257
Singapore – 1.97%
ComfortDelGro Corp. Ltd.	916,785	1,605,542
Fraser & Neave Ltd.	14,289	21,234
Jardine Cycle & Carriage Ltd.	2,728	76,230
Singapore Airlines Ltd.	22,715	157,673
StarHub Ltd.	390,601	783,890
		2,644,569
Spain – 2.18%
Abertis Infraestructuras SA	632	8,432
Aena SA	3,690	488,678
Amadeus IT Group SA	20,437	925,616
Ferrovial SA	701	12,412
Industria de Diseño Textil SA	6,310	215,634
Red Electrica Corp SA	71,688	1,274,808
		2,925,580
Sweden – 4.13%
Assa Abloy AB	2,082	39,339
Boliden AB	48,518	1,253,502
Holmen AB	303	10,244
Investor AB	72,554	2,450,991
Svenska Cellulosa AB	32,519	866,432
Swedbank AB	20,219	466,923
Swedish Match AB	14,706	458,490
		5,545,921
Switzerland – 11.97%
Actelion Ltd.	13,692	2,644,841
Aryzta AG	34,195	1,455,482
Cie Financiere Richemont SA	138	9,009
Coca-Cola HBC AG (a)	4,221	89,646
EMS-Chemie Holding AG	2,820	1,448,164
Galenica AG	824	870,998

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Switzerland – 11.97% (Continued)
Lonza Group AG	17,572	$3,135,263
Nestle SA	14,856	999,789
Novartis AG	8,912	614,231
Roche Holdings AG	4,748	1,056,768
Sonova Holding AG	111	13,410
Swatch Group AG	281	16,159
Swiss Re AG	39,652	3,647,301
UBS Group AG	3,540	56,284
		16,057,345
United Kingdom – 11.29%
3i Group PLC	227,186	1,954,229
Auto Trader Group PLC	46,960	234,357
Aviva PLC	11,767	65,775
BHP Billiton PLC	1,508	24,828
British American Tobacco PLC	21,321	1,167,120
BT Group PLC	134,877	601,606
Bunzl PLC	12,100	311,727
Carnival PLC	82,802	4,182,943
Compass Group PLC	50,454	863,811
Croda International PLC	1,316	53,673
Fresnillo PLC	34,200	515,376
GKN PLC	4,706	18,219
Imperial Brands PLC	8,797	377,240
Intertek Group PLC	1,145	47,090
ITV PLC	41,951	88,133
Kingfisher PLC	2,816	12,389
London Stock Exchange Group PLC	6,424	220,530
Mediclinic International PLC	13,277	117,909
Melrose Industries PLC	3,331	7,634
Mondi PLC	10,800	220,658
Persimmon PLC	26,733	566,915
Provident Financial PLC	2,500	91,016
RELX PLC	53,291	915,445
Rio Tinto PLC	1,017	38,373
Royal Mail PLC	10,104	59,178
Sage Group PLC	64,982	534,046
Tate & Lyle PLC	5,289	44,703
Taylor Wimpey PLC	513,934	951,120
Tesco PLC (a)	9,663	25,223
Tullow Oil PLC (a)	7,960	29,814
Unilever PLC	19,371	770,603
Weir Group PLC	1,736	39,264
		15,150,947

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
United States – 0.02%
Ball Corp.	270	$20,583
Total Common Stocks (Cost $125,891,606)		133,569,052

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 1.63%
Money Market Fund – 1.63%
First American Government Obligation Fund – Class Y, 0.01% (c)	2,184,885	2,184,885
Total Investment Purchased with Proceeds
from Securities Lending (Cost $2,184,885)		2,184,885

SHORT-TERM INVESTMENTS – 0.12%
Money Market Fund – 0.12%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio Institutional Class, 0.257% (c)	166,468	166,468
Total Short-Term Investments (Cost $166,468)		166,468
Total Investments (Cost $128,242,959) – 101.32%		135,920,405
Liabilities in Excess of Other Assets – (1.32)%		(1,770,491)
TOTAL NET ASSETS – 100.00%		$134,149,914

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of security is out on loan.
(c)	Seven day yield as of November 30, 2016.

Abbreviations:
A/S	Aktieselskap is the Danish term for a stock company, which signifies that shareholders have limited liability.
AB	Aktiebolag is the Swedish term for stock company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA	Allmennaksjeselskap is a Norwegian term which signifies that the company is listed in the stock-exchange.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SGPS	Sociedade gestora de participacoes socialis is a Portuguese term for a holding enterprise.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments

November 30, 2016

	Shares	Value
COMMON STOCKS – 12.51%
Australia – 0.10%
Gateway Lifestyle Holdings Property Ltd.	59,553	$100,576

Austria – 0.65%
BUWOG AG – Vienna Exchange (a)	1,311	30,471
BUWOG AG – Xetra Exchange (a)	1,164	26,866
CA Immobilien Anlagen AG (a)	18,957	345,407
IMMOFINANZ AG	119,624	248,629
		651,373
Bermuda – 1.20%
Brookfield Business Partners LP	1,218	32,116
Brookfield Property Partners LP	11,933	252,109
Hongkong Land Holdings Ltd.	95,518	610,274
Kerry Properties Ltd	108,831	311,143
		1,205,642
Brazil – 0.14%
BR Malls Participacoes SA	44,584	142,104

Canada – 0.50%
Brookfield Asset Management, Inc.	15,236	507,337

Finland – 0.06%
Sponda OYJ	13,308	57,168

Germany – 0.43%
ADLER Real Estate AG (a)	18,414	264,594
DO Deutsche Office AG (a)	4,227	15,483
TLG Immobilien AG	4,838	87,126
Vonovia SE	2,128	68,602
		435,805
Hong Kong – 3.38%
Henderson Land Development Co. Ltd.	149,805	826,403
Hysan Development Co. Ltd.	139,890	616,408
Swire Properties Ltd.	25,983	78,460
Wheelock & Co. Ltd.	315,838	1,873,535
		3,394,806
Israel – 0.08%
Azrieli Group Ltd.	1,740	75,976

Japan – 0.95%
Mitsui Fudosan Co. Ltd.	39,971	959,752

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Jersey – 0.04%
Atrium European Real Estate Ltd.	10,533	$43,200

Netherlands – 0.05%
Eurocommercial Properties NV	1,318	47,117

New Zealand – 0.19%
Argosy Property Ltd.	110,786	82,382
Kiwi Property Group Ltd.	46,931	48,544
Precinct Properties New Zealand Ltd.	75,000	63,436
		194,362
Philippines – 0.71%
Ayala Land, Inc.	512,044	338,598
Robinsons Land Corp.	296,391	153,558
SM Prime Holdings, Inc.	412,876	219,749
		711,905
Singapore – 1.19%
CapitaLand Ltd.	57,661	123,286
City Developments Ltd.	55,520	325,765
United Industrial Corp. Ltd.	194,476	367,691
UOL Group Ltd.	23,221	95,159
Wing Tai Holdings Ltd.	253,010	284,502
		1,196,403
South Africa – 0.15%
Fortress Income Fund Ltd.	44,360	96,081
Fortress Income Fund Ltd. – Class A	44,360	51,073
		147,154
Sweden – 0.84%
Fabege AB	11,053	174,752
Fastighets AB Balder (a)	14,244	295,860
Hemfosa Fastigheter AB	2,948	27,096
Kungsleden AB	56,411	345,265
		842,973
Switzerland – 0.57%
Allreal Holding AG	881	128,299
PSP Swiss Property AG	3,221	277,354
Swiss Prime Site AG (a)	2,112	172,852
		578,505
Thailand – 0.21%
Central Pattana PLC	130,689	206,752

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
United Kingdom – 1.04%
Capital & Counties Properties PLC	91,217	$324,356
Daejan Holdings PLC	8,222	606,335
UNITE Group PLC	16,700	116,810
		1,047,501
United States – 0.03%
Ashford, Inc. (a)	428	19,260
RMR Group, Inc.	199	8,258
		27,518
Total Common Stocks (Cost $13,387,587)		12,573,929

REAL ESTATE INVESTMENT TRUSTS – 86.12%
Australia – 8.10%
Abacus Property Group	47,854	105,141
Astro Japan Property Group	105,959	516,419
BWP Trust	159,811	343,412
Charter Hall Retail REIT	29,018	91,036
Dexus Property Group	169,366	1,139,181
Goodman Group	81,156	399,529
GPT Group	57,846	206,374
Investa Office Fund	186,703	607,284
Scentre Group	511,886	1,600,985
Vicinity Centres	905,840	1,949,263
Westfield Corp.	175,596	1,182,520
		8,141,144
Belgium – 0.40%
Befimmo SA	1,257	69,864
Cofinimmo SA	1,871	206,673
Warehouses De Pauw CVA	1,460	125,287
		401,824
Canada – 1.91%
Artis Real Estate Investment Trust	4,019	35,304
Boardwalk Real Estate Investment Trust	916	30,413
Canadian Apartment Properties REIT	11,710	266,228
Dream Global Real Estate Investment Trust	21,298	145,549
Dream Office Real Estate Investment Trust	2,149	28,924
Granite Real Estate Investment Trust	4,985	161,911
H&R Real Estate Investment Trust	2,795	45,380
Morguard Real Estate Investment Trust	40,675	428,461
RioCan Real Estate Investment Trust	9,656	192,502
Smart Real Estate Investment Trust	25,255	585,078
		1,919,750

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
France – 3.04%
Affine SA	25,318	$382,276
Fonciere Des Regions	3,041	238,587
Gecina SA	7,186	942,311
Klépierre	7,257	269,975
Societe de la Tour Eiffel	1,672	94,133
Unibail-Rodamco SE	5,159	1,132,797
		3,060,079
Greece – 0.09%
Grivalia Properties Real Estate Investment Company AE	10,671	89,445

Guernsey – 0.02%
Schroder Real Estate Investment Trust Ltd.	33,987	24,558

Hong Kong – 2.55%
Champion REIT	1,704,826	968,517
Link REIT	163,276	1,122,901
Prosperity REIT	1,156,950	474,130
		2,565,548
Ireland – 0.26%
Green REIT PLC	189,537	258,132

Italy – 0.09%
Immobiliare Grande Distribuzione SIIQ SpA	132,419	88,766

Japan – 6.32%
Activia Properties, Inc.	44	193,884
Advance Residence Investment Corp.	30	75,711
Daiwa Office Investment Corp.	122	619,398
Frontier Real Estate Investment Corp.	11	49,040
Fukuoka REIT Corp.	43	68,745
Global One Real Estate Investment Corp.	120	446,352
GLP J-Reit	40	44,842
Hankyu REIT, Inc.	85	110,903
Hoshino Resorts REIT, Inc.	9	47,551
Japan Excellent, Inc.	54	67,469
Japan Hotel REIT Investment Corp.	2,836	1,989,071
Japan Logistics Fund, Inc.	32	63,072
Japan Prime Realty Investment Corp.	12	48,904
Japan Retail Fund Investment Corp.	54	110,004
Kenedix Office Investment Corp.	199	1,062,751
Mori Hills REIT Investment Corp.	127	168,037
Mori Trust Sogo Reit, Inc.	39	58,797
Nomura Real Estate Master Fund, Inc.	240	358,781

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
Japan – 6.32% (Continued)
Orix JREIT, Inc.	87	$131,803
Premier Investment Corp.	480	568,598
United Urban Investment Corp.	48	73,387
		6,357,100
Netherlands – 0.35%
Vastned Retail NV	8,671	318,570
Wereldhave NV	831	34,685
		353,255
New Zealand – 0.14%
Goodman Property Trust	164,543	142,254

Singapore – 3.63%
Cambridge Industrial Trust	246,448	91,987
CapitaLand Commercial Trust	493,385	523,255
Fortune Real Estate Investment Trust	2,138,624	2,523,862
Mapletree Commercial Trust	108,937	109,822
Mapletree Logistics Trust	56,490	39,935
Starhill Global REIT	591,918	311,110
Suntec Real Estate Investment Trust	44,263	52,060
		3,652,031
South Africa – 0.50%
HYPROP INVESTMENTS	5,746	46,039
Redefine Properties Ltd.	196,954	144,396
SA Corporate Real Estate Ltd.	789,234	308,349
		498,784
Spain – 0.15%
Merlin Properties Socimi SA	15,110	152,280

United Kingdom – 4.66%
Big Yellow Group PLC	76,904	639,692
British Land Co. PLC	84,662	626,372
Derwent London PLC	1,215	36,580
Great Portland Estates PLC	11,080	84,142
Hammerson PLC	34,295	233,196
Hansteen Holdings PLC	151,384	201,395
Intu Properties PLC	67,630	227,526
Land Securities Group PLC	52,119	632,197
Segro PLC	37,748	197,498
Shaftesbury PLC	13,765	158,033
Tritax Big Box REIT PLC	518,033	852,986
Workspace Group PLC	92,449	791,981
		4,681,598

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
United States – 53.91%
Acadia Realty Trust	9,657	$319,260
Agree Realty Corp.	26,242	1,178,003
Alexander’s, Inc. (b)	489	209,145
Alexandria Real Estate Equities Inc.	1,532	167,892
American Assets Trust, Inc.	1,658	66,419
American Campus Communities, Inc.	12,011	565,838
American Homes 4 Rent (b)	2,874	60,555
Apartment Investment & Management Co.	32,989	1,388,837
Apple Hospitality REIT, Inc.	18,723	345,252
Ashford Hospitality Prime Inc.	332	4,256
AvalonBay Communities, Inc.	17,084	2,810,147
Boston Properties, Inc.	452	55,994
Brandywine Realty Trust	4,915	75,445
Camden Property Trust	6,208	488,632
Care Capital Properties, Inc.	1,474	35,494
Columbia Property Trust, Inc.	14,155	298,104
CoreSite Realty Corp.	25,706	1,813,044
Cousins Properties, Inc.	66,867	528,918
CubeSmart	5,053	124,556
CyrusOne, Inc.	1,299	55,441
DCT Industrial Trust, Inc.	2,528	116,162
DiamondRock Hospitality Co.	23,027	243,856
Digital Realty Trust, Inc.	4,957	457,680
Duke Realty Corp.	7,821	198,888
DuPont Fabros Technology, Inc.	24,861	1,010,848
Easterly Government Properties, Inc.	28,115	545,431
EastGroup Properties, Inc.	1,564	106,837
Education Realty Trust, Inc.	13,894	564,096
EPR Properties	17,597	1,223,695
Equinix, Inc.	3,027	1,025,427
Equity Commonwealth (a)	10,876	316,274
Equity Lifestyle Properties, Inc.	785	54,503
Equity One, Inc.	2,757	82,324
Equity Residential	15,805	948,458
Essex Property Trust, Inc.	1,564	337,699
Federal Realty Investment Trust	223	31,314
First Industrial Realty Trust, Inc.	2,739	72,447
Four Corners Property Trust, Inc.	12,693	243,452
General Growth Properties, Inc.	37,778	957,295
Getty Realty Corp.	46,305	1,112,246
Global Net Lease, Inc. (b)	5,941	45,152
Government Properties Income Trust	2,461	46,242
Gramercy Property Trust	107,242	937,295
HCP, Inc.	1,380	40,751

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
United States – 53.91% (Continued)
Healthcare Realty Trust, Inc.	2,324	$68,279
Healthcare Trust of America, Inc.	17,027	481,524
Highwoods Properties, Inc.	1,487	71,465
Host Hotels & Resorts, Inc.	90,267	1,610,363
Hudson Pacific Properties, Inc.	1,438	50,143
Kilroy Realty Corp.	7,759	561,286
Kimco Realty Corp.	28,267	721,939
LaSalle Hotel Properties	8,176	229,500
Liberty Property Trust	2,635	103,819
Life Storage, Inc.	15,365	1,248,099
LTC Properties, Inc.	17,489	795,050
Mack-Cali Realty Corp.	27,778	751,395
Mid-America Apartment Communities, Inc.	1,737	159,161
Monmouth Real Estate Investment Corp. – Class A	5,546	77,866
National Health Investors, Inc.	18,158	1,284,860
National Retail Properties, Inc.	2,093	89,329
Paramount Group, Inc.	3,310	52,033
Parkway, Inc. (a)	12,274	240,570
Pennsylvania Real Estate Investment Trust	60,850	1,166,495
Physicians Realty Trust	140,990	2,554,739
Piedmont Office Realty Trust, Inc.	66,160	1,299,382
Post Properties, Inc.	35,123	2,283,697
Prologis, Inc.	31,127	1,584,364
PS Business Parks, Inc.	7,050	787,697
Public Storage	5,099	1,067,221
QTS Realty Trust, Inc.	29,300	1,371,240
Quality Care Properties, Inc. (a)	276	4,140
Realty Income Corp.	391	21,677
Regency Centers Corp.	938	62,696
Retail Properties of America, Inc.	36,861	562,499
Rexford Industrial Realty, Inc.	39,565	873,991
RLJ Lodging Trust	11,443	260,786
Ryman Hospitality Properties, Inc.	960	56,544
Select Income REIT	24,030	587,293
Senior Housing Properties Trust	20,967	378,664
Seritage Growth Properties (b)	3,300	157,212
Silver Bay Realty Trust Corp.	3,013	52,637
Simon Property Group, Inc.	18,680	3,355,862
SL Green Realty Corp.	1,611	169,735
Spirit Realty Capital, Inc.	5,865	63,283
STORE Capital Corp.	14,948	369,515
Summit Hotel Properties, Inc.	4,353	61,900
Sunstone Hotel Investors, Inc.	22,081	321,058
Tanger Factory Outlet Centers, Inc.	2,662	91,759

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
United States – 53.91% (Continued)
Taubman Centers, Inc.	17,433	$1,266,856
Terreno Realty Corp.	2,200	59,884
The Macerich Co.	773	52,479
UDR, Inc.	14,766	502,635
Urban Edge Properties	8,432	228,423
Urstadt Biddle Properties, Inc.	2,383	53,975
Ventas, Inc.	7,625	460,703
VEREIT, Inc.	5,668	46,988
Vornado Realty Trust	17,041	1,665,758
Washington Real Estate Investment Trust	3,612	112,189
Weingarten Realty Investors	1,731	61,468
Welltower, Inc.	2,962	185,954
WP Carey, Inc.	597	34,698
		54,204,381
Total Real Estate Investment Trusts (Cost $81,462,392)		86,590,929

CLOSED-END FUNDS – 0.36%
F&C Commercial Property Trust Ltd.	48,091	82,869
Picton Property Income Ltd.	116,211	109,882
UK Commercial Property Trust Ltd.	164,872	169,053
Total Closed-End Funds (Cost $443,923)		361,804

RIGHTS – 0.00%
Societe de la Tour Eiffel (a)	1,672	32
Total Rights (Cost $0)		32

LIQUIDATING TRUST – 0.09%
United States – 0.09%
Winthrop Realty Trust (d)	9,590	86,310
Total Liquidating Trust (Cost $93,940)		86,310

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 0.29%
Money Market Fund – 0.29%
First American Government Obligation Fund – Class Y, 0.01% (c)	295,645	295,645
Total Investment Purchased with Proceeds
from Securities Lending (Cost $295,645)		295,645

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Schedule of Investments (Continued)

November 30, 2016

	Shares	Value
SHORT-TERM INVESTMENTS – 0.37%
Money Market Fund – 0.37%
Morgan Stanley Institutional Liquidity Funds –
Treasury Portfolio Institutional Class, 0.257% (c)	373,731	$373,731
Total Short-Term Investments (Cost $373,731)		373,731
Total Investments (Cost $96,057,218) – 99.74%		100,282,380
Other Assets in Excess of Liabilities – 0.26%		262,647
TOTAL NET ASSETS – 100.00%		$100,545,027

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of security is out on loan.
(c)	Seven day yield as of November 30, 2016.
(d)	Illiquid security. The total market value of this security was $86,310, representing 0.09% of net assets.

Abbreviations:
AB	Aktiebolag is the Swedish term for stock company.
AE	Anonymous Etairia is a Greek term for a limited company.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
CVA	Commanditaire Vennootschap op Aandelen is a Belgium term for limited partnership with shares.
LP	Limited partnership
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtiö is the Finnish term for publicly-traded companies.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
SE	Societas Europaea is a term for a European Public Limited Liability Company.
SpA	Società per Azioni is the Italian term for a limited share company.

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Assets and Liabilities

Assets
Investments, at value (cost $199,070,044, $128,242,959, and $96,057,218, respectively)(1)
Foreign currencies (cost $0, $98,548 and $152,064, respectively)
Receivables:
Dividends and interest
Investments sold
Fund shares sold
Securities lending (Note 9)
Other assets
Total Assets

Liabilities
Payable for investments purchased
Payable for collateral on securities loaned
Payable to the Advisor
Payable to affiliates
Payable for Fund shares redeemed
Accrued expenses and other liabilities
Total Liabilities
Net Assets

Net Assets Consist Of:
Paid-in capital
Accumulated undistributed net investment income (loss)
Accumulated net realized gain (loss)
Net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Assets

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, $0.001 par value)

Net asset value, redemption price and offering price per share(2)

(1)	Includes loaned securities with a value of:
(2)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee of the net amount of the redemption on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

November 30, 2016

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$271,880,031	$135,920,405	$100,282,380
—	98,710	150,375

419,631	446,986	188,851
—	—	1,091,881
270,401	107,161	130,862
12,646	364	188
15,723	7,524	9,706
272,598,432	136,581,150	101,854,243

—	—	845,797
11,648,686	2,184,885	295,645
153,479	76,264	46,678
80,092	75,894	56,460
33,419	27,500	8,585
72,616	66,693	56,051
11,988,292	2,431,236	1,309,216
$260,610,140	$134,149,914	$100,545,027

$183,402,806	$128,382,258	$96,718,085
1,223,908	561,165	(1,106,418)
3,173,439	(2,443,582)	720,666

72,809,987	7,677,446	4,225,162
—	(27,373)	(12,468)
$260,610,140	$134,149,914	$100,545,027

14,420,254	11,127,597	9,710,784

$18.07	$12.06	$10.35

$11,251,733	$2,004,542	$287,225

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds

Statement of Operations

Investment Income
Dividend income(1)
Interest income
Securities lending income net
Total Investment Income Net

Expenses
Management fees
Administration and accounting fees
Transfer agent fees and expenses
Audit and tax fees
Federal and state registration fees
Reports to shareholders
Custody fees
Chief Compliance Officer fees
Legal fees
Trustees’ fees
Other expenses
Total expense before recoupment or waivers
Expense waiver by Advisor (Note 4)
Net expenses

Net Investment Income

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) from investments
Change in net unrealized appreciation (depreciation) on:
Investments
Foreign currency translation
Net Realized and Unrealized Gain (Loss) on Investments
Net Increase (Decrease) in Net Assets from Operations

(1)	Net of foreign taxes withheld of $0, $346,932, and $168,187, respectively.

The accompanying notes are an integral part of these financial statements.

For the Year Ended November 30, 2016

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real Estate
Growth Equity Fund	Growth Equity Fund	Securities Fund

$3,508,691	$3,626,607	$3,245,665
1,603	652	741
387,765	21,331	17,138
3,898,059	3,648,590	3,263,544

2,038,416	1,206,259	637,155
231,256	178,492	129,984
144,229	128,789	88,383
32,092	31,390	29,911
20,664	18,337	13,853
15,332	13,769	9,991
13,867	63,091	38,895
11,667	11,667	11,667
10,110	11,173	10,763
7,415	7,057	7,420
13,991	22,852	9,172
2,539,039	1,692,876	987,194
(162,722)	(88,536)	(4,997)
2,376,317	1,604,340	982,197

1,521,742	2,044,250	2,281,347

3,191,479	(1,532,589)	1,517,500

5,302,905	(10,308,766)	(1,069,284)
—	10,121	9,969
8,494,384	(11,831,234)	458,185
$10,016,126	$(9,786,984)	$2,739,532

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
From Operations
Net investment income	$1,521,742	$1,484,239
Net realized gain from investments	3,191,479	4,210,288
Net change in unrealized
appreciation on investments	5,302,905	2,056,026
Net increase in net assets from operations	10,016,126	7,750,553

From Distributions
Net investment income	(1,475,352)	(875,378)
Net realized gain on investments	(4,162,597)	(16,900,387)
Net decrease in net assets
resulting from distributions paid	(5,637,949)	(17,775,765)

From Capital Share Transactions
Proceeds from shares sold	46,326,393	44,700,950
Net asset value of shares issued
to distributions declared	5,548,487	17,586,776
Costs for shares redeemed*	(35,581,677)	(36,141,937)
Net increase in net assets from
capital share transactions	16,293,203	26,145,789

Total Increase in Net Assets	20,671,380	16,120,577

Net Assets:
Beginning of year	239,938,760	223,818,183
End of year	$260,610,140	$239,938,760

Accumulated Undistributed Net Investment Income	$1,223,908	$1,177,541

* Net of redemption fees of	$6,538	$5,925

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
From Operations
Net investment income	$2,044,250	$1,410,499
Net realized loss from investments	(1,532,589)	(778,160)
Net change in unrealized depreciation
on investments and foreign currency translation	(10,298,645)	(2,311,459)
Net decrease in net assets from operations	(9,786,984)	(1,679,120)

From Distributions
Net investment income	(1,694,097)	(2,403,780)
Net realized gain on investments	—	(4,562,408)
Net decrease in net assets
resulting from distributions paid	(1,694,097)	(6,966,188)

From Capital Share Transactions
Proceeds from shares sold	41,837,510	55,927,862
Net asset value of shares issued
to distributions declared	1,643,329	6,705,626
Costs for shares redeemed*	(37,058,457)	(35,493,142)
Net increase in net assets from
capital share transactions	6,422,382	27,140,346

Total Increase (Decrease) in Net Assets	(5,058,699)	18,495,038

Net Assets:
Beginning of year	139,208,613	120,713,575
End of year	$134,149,914	$139,208,613

Accumulated Undistributed Net Investment Income	$561,165	$216,059

* Net of redemption fees of	$4,934	$3,652

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2016	2015
From Operations
Net investment income	$2,281,347	$1,569,279
Net realized gain from investments	1,517,500	257,298
Net change in unrealized depreciation
on investments and foreign currency translation	(1,059,315)	(684,173)
Net increase in net assets from operations	2,739,532	1,142,404

From Distributions
Net investment income	(2,249,797)	(3,412,487)
Net decrease in net assets
resulting from distributions paid	(2,249,797)	(3,412,487)

From Capital Share Transactions
Proceeds from shares sold	24,408,827	22,634,670
Net asset value of shares issued
to distributions declared	2,232,644	3,400,763
Costs for shares redeemed*	(17,134,842)	(11,041,689)
Net increase in net assets from
capital share transactions	9,506,629	14,993,744

Total Increase In Net Assets	9,996,364	12,723,661

Net Assets:
Beginning of year	90,548,663	77,825,002
End of year	$100,545,027	$90,548,663

Accumulated Undistributed Net Investment Loss	$(1,106,418)	$(1,103,959)

* Net of redemption fees of	$4,320	$3,202

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Gerstein Fisher Multi-Factor® Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income(1)
Net realized and unrealized gain on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(2)
Net Asset Value, End of Year

Total Return

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income has been calculated using the daily average share method.
(2)	Rounds to less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2016	2015	2014	2013	2012
$17.84	$18.77	$17.19	$13.29	$11.71

0.11	0.11	0.07	0.12	0.11
0.54	0.44	2.46	4.24	1.61
0.65	0.55	2.53	4.36	1.72

(0.11)	(0.07)	(0.11)	(0.11)	(0.02)
(0.31)	(1.41)	(0.84)	(0.35)	(0.12)
(0.42)	(1.48)	(0.95)	(0.46)	(0.14)
0.00	0.00	0.00	0.00	0.00
$18.07	$17.84	$18.77	$17.19	$13.29

3.78%	3.43%	15.50%	33.98%	14.91%

$260,610	$239,939	$223,818	$182,182	$124,345

1.06%	1.05%	1.03%	1.08%	1.16%
0.99%	1.00%	1.03%	1.08%	1.16%

0.57%	0.59%	0.40%	0.82%	0.85%
0.64%	0.64%	0.40%	0.82%	0.85%
22.06%	40.10%	58.82%	50.35%	64.34%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® International Growth Equity Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
From net realized gain on investments
Total distributions paid
Paid-in capital from redemption fees (Note 2)(3)
Net Asset Value, End of Period

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on January 27, 2012.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	The ratio of expenses to average net assets includes interest expenses. The annualized before and after waiver, expense reimbursement and recoupments was 1.18%.
(7)
The ratio of expenses to average net assets includes interest expenses. The annualized before waiver, expense reimbursement and recoupments was 1.18%. The annualized after waiver, expense reimbursement and recoupment was 1.12%.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period/Year

						Period Ended
Year Ended November 30,						November 30,
2016		2015		2014	2013	2012(1)
$13.16		$14.03		$13.93	$10.82	$10.00

0.18		0.14		0.21	0.15	0.14
(1.12)		(0.20)		0.14	3.12	0.68
(0.94)		(0.06)		0.35	3.27	0.82

(0.16)		(0.28)		(0.24)	(0.16)	—
—		(0.53)		(0.01)	—	—
(0.16)		(0.81)		(0.25)	(0.16)	—
0.00		0.00		0.00	0.00	0.00
$12.06		$13.16		$14.03	$13.93	$10.82

(7.24)%		(0.20)%		2.56%	30.65%	8.20%

$134,150		$139,209		$120,714	$101,131	$67,976

1.19	%(7)	1.19	%(6)	1.18%	1.26%	1.37%
1.13	%(7)	1.19	%(6)	1.18%	1.27%	1.35%

1.38%		1.03%		1.50%	1.21%	1.61%
1.44%		1.03%		1.50%	1.20%	1.63%
36.19%		29.84%		50.99%	66.56%	179.13%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

Financial Highlights

Net Asset Value, Beginning of Period

Income from investment operations:
Net investment income(2)
Net realized and unrealized gain (loss) on investments
Total from investment operations

Less distributions paid:
From net investment income
Total distributions paid
Paid-in capital from redemption fees (Note 2)(3)
Net Asset Value, End of Period

Total Return(4)

Supplemental Data and Ratios:
Net assets at end of period (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement and recoupments(5)
Ratio of net investment income to average net assets:
Before waiver, expense reimbursement and recoupments(5)
After waiver, expense reimbursement and recoupments(5)
Portfolio turnover rate(4)

(1)	The Fund commenced operations on April 30, 2013.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Period/Year

			Period Ended
Year Ended November 30,			November 30,
2016	2015	2014	2013(1)
$10.24	$10.51	$9.04	$10.00

0.25	0.19	0.20	0.08
0.11	(0.03)	1.42	(1.04)
0.36	0.16	1.62	(0.96)

(0.25)	(0.43)	(0.15)	—
(0.25)	(0.43)	(0.15)	—
0.00	0.00	0.00	0.00
$10.35	$10.24	$10.51	$9.04

3.43%	1.65%	18.37%	(9.60%)

$100,545	$90,549	$77,825	$30,134

1.01%	1.03%	1.20%	1.72%
1.00%	1.00%	1.00%	1.00%

2.32%	1.78%	1.91%	0.84%
2.33%	1.81%	2.11%	1.56%
20.09%	8.52%	80.22%	139.05%

The accompanying notes are an integral part of these financial statements.

Gerstein Fisher Funds
Notes to Financial Statements
November 30, 2016

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Gerstein Fisher Funds (the “Funds”) are comprised of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund, and each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund is long-term capital appreciation. The investment objective of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund is total return (a combination of long-term capital appreciation and current income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The Gerstein Fisher Multi-Factor® Growth Equity Fund commenced operations on December 31, 2009 and began investing consistent with its investment objective on January 15, 2010. The Gerstein Fisher Multi-Factor® International Growth Equity Fund commenced operations January 27, 2012. The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund commenced operations on April 30, 2013. On July 21, 2016, Gerstein, Fisher & Associates, Inc. entered into a definitive agreement to be acquired by People’s Securities, Inc., a subsidiary of People’s United Bank, N.A.  The transaction closed on November 2, 2016.  At such time, Gerstein, Fisher & Associates, Inc. became a division of People’s Securities, Inc. and began operating as People’s Securities, Inc. doing business as Gerstein Fisher (the “Advisor”), the Funds’ investment advisor.  Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were paid by the Advisor.  The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or on NASDAQ on such

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

day, the security is valued at the mean between the bid and ask prices on such day, or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Rights and warrants are valued at the last sale price at the close of the exchange on which the security is primarily traded.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.  All ETFs are valued at the last reported sales price on the exchange on which the security is principally traded.

Money market mutual funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier.  Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency.  All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

For foreign securities traded on foreign exchanges, the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Funds.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds’ securities traded on those foreign exchanges.  The Funds utilize a confidence interval when determining the use of the FVIS provided prices.  The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. These securities would generally be categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. The Advisor anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

If market quotations are not readily available, security or other asset will be valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.  The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the price of the security quoted or published by others or the value when trading resumes or realized upon sale.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2016:

Gerstein Fisher Multi-Factor® Growth Equity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks*	$259,129,166	$—	$—	$259,129,166
Investments Purchased with
Proceeds from Securities Lending	11,648,686	—	—	11,648,686
Short-Term Investments	1,102,179	—	—	1,102,179
Total Investments in Securities	$271,880,031	$—	$—	$271,880,031

*	For further information regarding security characteristics, please see the Schedules of Investments.

It is the Fund’s policy to record transfers between levels at the end of the reporting period. During the period there were no transfers between levels for the Fund.

Gerstein Fisher Multi-Factor® International Growth Equity Fund
	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks*	$1,085,456	$132,483,596	$—	$133,569,052
Rights	—	—	—	—
Investments Purchased with
Proceeds from Securities Lending	2,184,885	—	—	2,184,885
Short-Term Investments	166,468	—	—	166,468
Total Investments in Securities	$3,436,809	$132,483,596	$—	$135,920,405

*	For further information regarding security characteristics, please see the Schedules of Investments.

Transfers between Levels are recognized as of the end of the financial reporting period. The following transfers were recorded this period.

Transfers into Level 1	$21,234
Transfers out of Level 1	(176,264)
Net transfers in and/or out of Level 1	$(155,030)
Transfers into Level 2	$176,264
Transfers out of Level 2	(21,234)
Net transfers in and/or out of Level 2	$155,030

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using FVIS’s price for foreign securities. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
	Level 1(1)	Level 2(1)	Level 3	Total
Assets:
Common Stocks*	$1,265,377	$11,308,552	$—	$12,573,929
Real Estate Investment Trusts*	58,604,954	27,985,975	—	86,590,929
Closed-End Funds	169,054	192,750	—	361,804
Rights	32	—	—	32
Liquidating Trust	—	86,310	—	86,310
Investments Purchased with
Proceeds from Securities Lending	295,645	—	—	295,645
Short-Term Investments	373,731	—	—	373,731
Total Investments in Securities	$60,708,793	$39,573,587	$—	$100,282,380

*	For further information regarding security characteristics, please see the Schedules of Investments.

Transfers between Levels are recognized as of the end of the financial reporting period. The following transfers were recorded this period.

Transfers into Level 1	$1,092,738
Transfers out of Level 1	(1,424,485)
Net transfers in and/or out of Level 1	$(331,747)
Transfers into Level 2	$1,424,485
Transfers out of Level 2	(1,092,738)
Net transfers in and/or out of Level 2	$331,747

(1)
Transfers into Level 2 and out of Level 1 resulted from foreign securities which were priced using FVIS’s price for foreign securities. Transfers into Level 1 and out of Level 2 resulted when pricing was based on quoted market prices.

The Funds did not hold any Level 3 securities during the period.
(b) Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from the changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c) Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

(d) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(e) Distributions to Shareholders

The Funds will distribute net investment income and net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(g) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Funds charge a 1.00% redemption fee on the net amount of the redemption on shares held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation.

(h) Expenses
Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.
(i) Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the tax advantage selection method.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Distributions received from the Funds’ investments in domestic REITs are comprised of ordinary income, capital gains and return of capital, as applicable. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. Changes to estimates will be recorded in the period they are known. The distributions received from REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain on investments, respectively, on the Statement of Operations. The distributions received that are classified as return of capital reduced the cost of investments on the Statement of Assets and Liabilities.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

(3)	Federal Tax Matters
The tax character of distributions paid during the years ended November 30, 2016 and November 30, 2015 were as follows:

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Growth Equity Fund
Year Ended November 30, 2015	$1,423,031	$16,352,734
Year Ended November 30, 2016	$1,475,352	$4,162,597

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
International Growth Equity Fund
Year Ended November 30, 2015	$2,298,930	$4,667,258
Year Ended November 30, 2016	$1,694,097	$—

	Ordinary	Long-Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund
Year Ended November 30, 2015	$3,412,487	$—
Year Ended November 30, 2016	$2,249,797

As of November 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Cost basis of investments for
federal income tax purposes	$199,333,683	$129,112,840	$98,130,283
Gross tax unrealized appreciation	77,798,228	19,172,768	10,116,806
Gross tax unrealized depreciation	(5,251,880)	(12,365,203)	(7,964,709)
Net tax unrealized appreciation	72,546,348	6,807,565	2,152,097
Undistributed ordinary income	1,469,553	1,430,467	852,526
Undistributed long-term capital gain	3,191,433	—	834,787
Total distributable earnings	4,660,986	1,430,467	1,687,313
Other accumulated losses	—	(2,470,376)	(12,468)
Total accumulated gains	$77,207,334	$5,767,656	$3,826,942

The basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and mark-to-market passive foreign investment company (“PFIC”) adjustments.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

The Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund utilized $714,739 of short-term capital loss carryover in the fiscal year 2016.

At November 30, 2016, the Funds had the following capital losses remaining, which will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be first offset by any unused capital loss carryovers from the year ended November 30, 2016.

	Short-Term	Long-Term
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$1,978,950	$464,053

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2016, the following table shows the reclassifications made:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
Undistributed net
investment income (loss)	$(23)	$(5,047)	$(34,009)
Accumulated net
realized gain (loss)	$23	$5,047	$32,783
Paid-in capital	$—	$—	$1,226

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of November 30, 2016. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2016. At November 30, 2016, the fiscal tax years 2013 through 2016 remain open to examination for the Funds in the Funds’ major tax jurisdictions.

(4)	Investment Advisor

The Trust, on behalf of the Funds, has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund compensate the Advisor for its management services at the annual rate of 0.85%, 0.85% and 0.65%, respectively, of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses, through the expiration date listed below at the discretion of the Advisor and the Board of Trustees to the extent necessary to ensure that each Fund’s operating expenses do not exceed each Fund’s Expense Limitation Cap, listed below, of the Fund’s average daily net assets.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

	Expense
	Limitation Cap	Expiration Date
Gerstein Fisher Multi-Factor®
Growth Equity Fund	0.99%	March 30, 2017
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	1.10%(1)	March 30, 2017
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	1.00%	March 30, 2017

(1)	Effective March 29, 2016, the Expense Limitation Cap was reduced from 1.35% to 1.10%.

Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

		Gerstein Fisher	Gerstein Fisher
	Gerstein Fisher	Multi-Factor®	Multi-Factor®
	Multi-Factor®	International	Global Real
	Growth Equity	Growth Equity	Estate Securities
	Fund	Fund	Fund
November 2017	$0	$0	$84,567
November 2018	$116,654	$0	$23,705
November 2019	$162,722	$88,536	$4,997

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  Fees and expenses incurred for the year ended November 30, 2016, and owed as of November 30, 2016 are as follows:

Administration and Accounting	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$231,256	$59,505
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$178,492	$43,672
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$129,984	$33,465

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

Transfer Agency	Incurred(1)	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$55,597	$14,183
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$57,229	$13,288
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$38,817	$10,119

(1)	These amounts do not include sub-transfer agency fees, therefore they do not agree to the amount on the Statement of Operations.

Custody	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$13,867	$3,488
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$63,091	$16,022
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$38,895	$9,957

The Funds each have a line of credit with US Bank (see Note 8).
The Funds have entered into a securities lending agreement with US Bank (see Note 9).
Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended November 30, 2016, and owed as of November 30, 2016 are as follows:

	Incurred	Owed
Gerstein Fisher Multi-Factor® Growth Equity Fund	$11,667	$2,916
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$11,667	$2,912
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$11,667	$2,919

(6)	Capital Share Transactions
Transactions in shares of the Funds were as follows:
Gerstein Fisher Multi-Factor® Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares sold	2,742,828	2,518,258
Shares reinvested	326,190	1,044,966
Shares redeemed	(2,095,591)	(2,040,404)
Net increase	973,427	1,522,820

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

Gerstein Fisher Multi-Factor® International Growth Equity Fund

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares sold	3,357,954	4,137,335
Shares reinvested	127,350	531,349
Shares redeemed	(2,935,520)	(2,693,500)
Net increase	549,784	1,975,184

Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund

	Year Ended	Year Ended
	November 30, 2016	November 30, 2015
Shares sold	2,248,891	2,167,364
Shares reinvested	208,854	335,547
Shares redeemed	(1,593,276)	(1,060,374)
Net increase	864,469	1,442,537

(7)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Funds for the year ended November 30, 2016, are listed below. The Funds did not have any purchases or sales of long-term U.S. Government securities.

	Purchases	Sales
Gerstein Fisher Multi-Factor®
Growth Equity Fund	$67,860,084	$52,999,473
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$57,777,343	$51,226,521
Gerstein Fisher Multi-Factor®
Global Real Estate Securities Fund	$29,945,515	$19,625,045

(8)	Line of Credit

At November 30, 2016, the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund each had lines of credit in the amount of the lessor of 33.33% of the fair value of unencumbered assets of the Fund or $5,000,000, $10,000,000 and $4,000,000, respectively, which all mature August 11, 2017.  These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, US Bank.  Interest was accrued at the prime rate of 3.25% through December 16, 2015 and 3.50% thereafter.  There were no loans outstanding as of November 30, 2016.  The following table provides information regarding usage of the line of credit for the year ended November 30, 2016.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Gerstein Fisher
Multi-Factor® Growth
Equity Fund	58	$ 383,517	$ 2,163	$1,385,000	1/8/2016

Gerstein Fisher
Multi-Factor®
International Growth
Equity Fund	126	$1,157,806	$14,182	$6,417,000	7/18/2016

Gerstein Fisher
Multi-Factor® Global Real
Estate Securities Fund	101	$ 263,327	$ 2,586	$1,135,000	8/29/2016

* Interest expense is included within other expenses on the Statement of Operations.

(9)	Securities Lending

Following terms of a securities lending agreement with the Funds’ custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Advisor considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant factsdealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of November 30, 2016, the market value of the securities on loan and value of collateral received for securities lending were as follows:

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

	Market Value of	Value of
	Securities on Loan	Collateral
Gerstein Fisher Multi-Factor® Growth Equity Fund	$11,251,733	$11,648,686
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$2,004,542	$2,184,885
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$287,225	$295,645

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Y (a money market fund subject to Rule 2a-7 under the 1940 Act). The Schedules of Investments for the Funds include the particular cash collateral holding as of November 30, 2016. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.
The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.
(10)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2016, Pershing, LLC, for the benefit of others, held the following percentage of each Fund’s outstanding shares:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
46.20%	51.73%	51.70%

(11)	Regulatory Updates

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Gerstein Fisher Funds
Notes to Financial Statements (Continued)
November 30, 2016

(12)	Subsequent Event
On December 27, 2016, the Funds declared and paid distributions from ordinary and long-term capital gains to the shareholders of record on December 23, 2016, as follows:

	Ordinary	Long Term
	Income	Capital Gains
Gerstein Fisher Multi-Factor® Growth Equity Fund	$1,480,248	$3,191,563
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	$1,430,467	$—
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	$1,330,700	$835,627

Gerstein Fisher Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders of Gerstein Fisher Funds and
Board of Trustees of the Trust for Professional Managers

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Gerstein Fisher Funds, comprising Gerstein Fisher Multi-Factor Growth Equity Fund, Gerstein Fisher Multi-Factor International Growth Equity Fund, and Gerstein Fisher Multi-Factor Global Real Estate Securities Fund (the “Funds”), each a series of the Trust for Professional Managers, as of November 30, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The Funds’ financial statements and financial highlights for the periods ended prior to November 30, 2016 were audited by other auditors, whose report dated January 29, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Gerstein Fisher Funds as of November 30, 2016, the results of their operations, changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 27, 2017

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 2-3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Gerstein, Fisher & Associates, Inc., the Funds’ investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts (with respect to the Gerstein Fisher Multi-Factor® Growth Equity Fund only) and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the Funds’ operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Gregg S. Fisher, the Funds’ portfolio manager, and other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program, and discussed the Adviser’s marketing activities and its continuing commitment to the Funds.  The

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor® Growth Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor® Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed account composite that is similar to the Gerstein Fisher Multi-Factor® Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Equity Fund’s performance for each of the year-to-date and five-year periods ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees noted the Fund’s performance for each of the one-year and three-year periods ended April 30, 2016 was below the Morningstar Peer Group median.  The Trustees further noted that for the year-to-date period ended March 31, 2016, the Fund’s performance was slightly below the benchmark index, but exceeded the benchmark for the one-year, three-year, five-year and since inception periods ended March 31, 2016.  The Trustees also noted the Fund’s performance for the since inception period ended March 31, 2016 was generally in alignment with the Adviser’s separately-managed accounts that are similar to the Gerstein Fisher Multi-Factor® Growth Equity Fund in terms of investment strategy.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor® International Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor® International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of U.S. open-end foreign large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor® International Growth Equity Fund.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s performance for each of the one-year and three-year periods ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees further noted the Fund’s performance for the three-year period was the best of its Morningstar Peer Group.  The Trustees also noted the Fund’s performance for the year-to-date period was slightly below the Morningstar Peer Group median.  The Trustees further noted that for the year-to-date, three-year and since inception periods ended March 31, 2016, the Fund outperformed its benchmark index, and underperformed its benchmark index for the one-year period ended March 31, 2016.

The Trustees discussed the performance of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund on both an absolute basis and in comparison to its benchmark index (the FTSE EPRA/NAREIT Developed Index), and in comparison to a peer group of U.S. open-end global real estate funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund.

The Trustees noted that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund’s performance for each of the year-to-date, one-year and three-year periods ended April 30, 2016 was above the Morningstar Peer Group median.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended March 31, 2016, the Fund had outperformed its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized each Fund’s operations and had fully recouped those subsidies from the Gerstein Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor®

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 15, 2016 meeting and the August 2-3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Equity Fund’s contractual management fee of 0.85% fell in the fourth quartile and was above the Morningstar Peer Group average of 0.71%, which fell into the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor® Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% was at the top of the third quartile and was above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.92%, which was near the top of the second quartile.  The Trustees then compared the fees paid by the Gerstein Fisher Multi-Factor® Growth Equity Fund to the total fees charged to the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s contractual management fee of 0.85% was equal to the Morningstar Peer Group median.  The Trustees observed that the Gerstein Fisher Multi-Factor® International Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.11% fell within the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.18%, which also fell within the second quartile.

The Trustees noted that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund’s contractual management fee of 0.65% fell into the first quartile and was significantly below the Morningstar Peer Group average of 0.92%, which fell in the second quartile.  The Trustees noted that the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the first quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.13%, which fell in the third quartile.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Adviser was not realizing profits in connection with its management of the Funds and further concluded that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees noted that each Fund was operating at or below its expense cap and that the Adviser had recovered all previously waived fees and reimbursed expenses from the Gerstein

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Fisher Multi-Factor® Growth Equity Fund and the Gerstein Fisher Multi-Factor® International Growth Equity Fund, but had not yet recouped those subsidies from the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser was open to considering breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Funds and their shareholders.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

BASIS FOR TRUSTEES’ APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

In connection with an agreement between Gerstein, Fisher & Associates, Inc., (“Gerstein” or the “Advisor”) and People’s Securities, Inc. (“People’s Securities”), under the terms of which People’s Securities will acquire substantially all of the assets of the Advisor (the “Transaction”), the Board of Trustees of the Trust met on August 16, 2016 to consider the approval of a new investment advisory agreement (the “New Investment Advisory Agreement”), between the Trust, on behalf of the Gerstein Fisher Multi-Factor® Growth Equity Fund, the Gerstein Fisher Multi-Factor® International Growth Equity Fund and the Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and People’s Securities, doing business as Gerstein Fisher (the “New Advisor”).  For purposes of this section, the term “Advisor” applies generally to Gerstein and the New Advisor.  The materials provided contained information with respect to the factors enumerated below, including a copy of the New Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the New Advisor (including a due diligence questionnaire completed on behalf of the Funds by the Advisor and the New Advisor, the Advisor’s Form ADV, the New Advisor’s Form ADV, select financial statements of the New Advisor, bibliographic information of the New Advisor’s key management and compliance personnel, comparative fee information for the Funds and the New Advisor’s other separately-managed accounts (with respect to the Gerstein Fisher Multi-Factor® Growth Equity Fund only) and a summary detailing key provisions of the New Advisor’s written compliance program, including its code of ethics) and other pertinent information.

The Trustees also received information periodically throughout the year that was relevant to the New Investment Advisory Agreement approval, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the New Advisor, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, as amended (the “Independent Trustees”)), approved the New Investment Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Advisor to the Funds and the amount of time devoted to the Funds’ affairs by the Advisor’s staff.  The Trustees considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Mr. Gregg Fisher, the Funds’ portfolio manager, and other key personnel at the Advisor involved in the day-to-day activities of the Funds.  The Trustees reviewed the structure of the Advisor’s compliance program and discussed the Advisor’s continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

they considered the trading capability of the Advisor.  The Trustees discussed in detail the Advisor’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Advisor’s compliance program.  The Trustees noted that the Funds will likely benefit from the additional resources available to the Advisor as a result of the Transaction.  The Trustees concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Funds, as well as the Advisor’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR

The Trustees discussed the performance of the Growth Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the Gerstein Fisher Multi-Factor® Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the Russell 3000 Growth Index), and in comparison to a peer group of U.S. open-end large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Advisor’s separately-managed account composite that is similar to the Growth Equity Fund in terms of investment strategy.

The Trustees noted that the Growth Equity Fund’s performance for the year-to-date and five-year periods ended April 30, 2016 was above its Morningstar Peer Group medians, falling within the second quartile for each period.  The Trustees noted the Fund’s performance for the one-year and three-year periods ended April 30, 2016 was below its Morningstar Peer Group medians, falling into the third quartile for each period.  The Trustees further noted that for the year-to-date period ended March 31, 2016, the Fund’s performance was slightly below the benchmark index, but exceeded the benchmark for the one-year, three-year, five-year and since inception periods ended March 31, 2016.  The Trustees also noted the Fund’s performance for the period ended March 31, 2016 was better on an absolute and relative basis compared with the Advisor’s separately-managed accounts that are similar to the Growth Equity Fund in terms of investment strategy due to the Growth Equity Fund’s greater weighting towards growth equity stocks.

The Trustees discussed the performance of the International Growth Equity Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the International Growth Equity Fund on both an absolute basis and in comparison to its benchmark index (the MSCI EAFE Growth Index), and in comparison to a peer group of U.S. open-end foreign large growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the International Growth Equity Fund.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees noted that the International Growth Equity Fund’s performance for the one-year and three-year periods ended April 30, 2016 was above its Morningstar Peer Group medians, falling into the second quartile for the one-year period and the first quartile for the three-year period.  The Trustees also noted the Fund’s performance for the year-to-date period was below its Morningstar Peer Group median, falling into the third quartile.  The Trustees further noted that for the year-to-date, three-year and since inception periods ended March 31, 2016, the Fund outperformed its benchmark index, and underperformed its benchmark index for the one-year period ended March 31, 2016.

The Trustees discussed the performance of the Global Real Estate Securities Fund for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services delivered by the Advisor, the Trustees also compared the short-term and longer-term performance of the Global Real Estate Securities Fund on both an absolute basis and in comparison to its benchmark index (the FTSE EPRA/NAREIT Developed Index), and in comparison to a peer group of U.S. open-end global real estate funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees noted that the Advisor did not manage any other accounts with the same or similar investment strategies as the Global Real Estate Securities Fund.

The Trustees noted that the Global Real Estate Securities Fund’s performance for the year-to-date, one-year and three-year periods ended April 30, 2016 was above its Morningstar Peer Group median, falling within the first quartile for each period.  The Trustees further noted that for the year-to-date, one-year and since inception periods ended March 31, 2016, the Fund had outperformed its benchmark index.

After considering all of the information, the Trustees concluded that the performance obtained by the Advisor for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Advisor’s management of the Funds.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISOR

The Trustees considered the cost of services and the structure of the Advisor’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and with respect to the Growth Equity Fund, the Advisor’s separately-managed accounts that are similar to the Fund in terms of investment strategy, as well as the recoupment of previously waived fees and reimbursed expenses by the Advisor.

The Trustees also considered the overall profitability of the Advisor, reviewing the Advisor’s financial information and noted that the Advisor had previously subsidized each Fund’s operations, but had not yet fully recouped those subsidies from the Growth Equity Fund, the International Growth Equity Fund and the Global Real Estate Securities Fund.  The Trustees also examined the level of profits realized by the

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Advisor from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Advisor.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 16, 2016 meeting at which the New Investment Advisory Agreement was formally considered, as well as the reports made by the Advisor over the course of the year.

The Trustees noted that the Growth Equity Fund’s contractual management fee of 0.85% fell into the fourth quartile and was above the Morningstar Peer Group average of 0.71%, which fell at the top of the second quartile.  The Trustees noted that the Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.99% fell at the top of the third quartile and was slightly above the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.92%, which was at the top of the second quartile.  The Trustees then compared the fees paid by the Growth Equity Fund to the total fees charged to the Advisor’s separately-managed accounts that are similar to the Fund in terms of investment strategy, and noted that these fees were similar.

The Trustees noted that the International Growth Equity Fund’s contractual management fee of 0.85% was between the second and third quartiles and slightly below the Morningstar Peer Group average of 0.86%, which fell within the third quartile.  The Trustees noted that the International Growth Equity Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.11% fell within the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.18%, which also fell within the second quartile.

The Trustees noted that the Global Real Estate Securities Fund’s contractual management fee of 0.65% fell into the first quartile and was below the Morningstar Peer Group average of 0.92%, which fell at the top of the second quartile.  The Trustees noted that the Global Real Estate Securities Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 1.00% fell within the first quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.13%, which fell in the third quartile.

The Trustees then noted the New Investment Advisory Agreement contained the identical fee structure as the Agreement.  The Trustees further noted the Advisor had agreed to waive advisory fees and/or reimburse expenses of the Fund for at least two years after the effective date of the New Investment Advisory Agreement under a new operating expense limitation agreement between the Advisor and the Trust, on behalf of the Funds.

The Trustees concluded that each Fund’s expenses and the management fees paid to the Advisor were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Advisor, that the Advisor was not realizing profits in connection with its management of the Funds and further concluded that the Advisor had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business.

Gerstein Fisher Funds
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared each Fund’s expenses relative to its Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Funds’ management fees and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Advisor was open to considering breakpoints in its fee structure when the asset level of the Funds increased.  With respect to the Advisor’s fee structure and any applicable expense waivers, the Trustees concluded that the fee structure under the New Investment Advisory Agreement was reasonable and reflects a sharing of economies of scale between the Advisor and the Funds at each Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Advisor from its association with the Funds.  The Trustees examined the brokerage and commissions of the Advisor with respect to the Funds.  The Trustees concluded that the benefits the Advisor may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Funds, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with the Advisor, including the advisory fees to be paid thereunder, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Funds and their shareholders.

Gerstein Fisher Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Gerstein Fisher Funds
Additional Information
(Unaudited)

Tax Information

The Funds designated the following percentages of ordinary dividends declared during the fiscal year ended November 30, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	1.42%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	1.66%

The Funds designated the following percentages of ordinary dividends declared from net investment income during the fiscal year ended November 30, 2016, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Gerstein Fisher Multi-Factor® Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® International Growth Equity Fund	100.00%
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund	30.49%

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended November 30, 2016 as follows:

			Foreign
	Foreign	Foreign	Paid Taxes
	Dividend Income	Taxes Paid	per share
Gerstein Fisher Multi-Factor®
International Growth Equity Fund	$3,975,050	$346,932	$0.0312

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3) for the tax year ended November 30, 2016.  The amounts designated as long-term capital gains were as follows:

	Gerstein Fisher	Gerstein Fisher
Gerstein Fisher	Multi-Factor®	Multi-Factor®
Multi-Factor®	International	Global Real
Growth Equity	Growth Equity	Estate Securities
Fund	Fund	Fund
Year Ended	Year Ended	Year Ended
November 30, 2016	November 30, 2016	November 30, 2016
$4,162,597	$ —	$ —

Results of Shareholder Meeting

A Special Meeting of Shareholders of the Gerstein Fisher Funds was held October 28, 2016 at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin, pursuant to notice given to all shareholders of record of the Fund at the close of business on August 31, 2016. At the Special Meeting, shareholders were asked to approve the following:

Approval of an Investment Advisory Agreement between People’s Securities, Inc. and the Trust, on behalf of the Funds.

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

The tabulation of the shareholder votes rendered the following results:

	Votes For	Votes Against	Abstained
Gerstein Fisher Multi-Factor® Growth Equity Fund	7,415,894	38,728	63,203
Gerstein Fisher Multi-Factor® International
Growth Equity Fund	5,934,713	29,498	43,255
Gerstein Fisher Multi-Factor® Global
Real Estate Securities Fund	5,396,337	36,454	53,089

Ordinary Income Dividend and Foreign Tax Credit

The Gerstein Fisher Multi-Factor® International Growth Equity Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below.  Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0270 per share for each share owned on November 30, 2016, in computing their tax liability.  It is generally more advantageous to claim a credit than a deduction.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-473-1155.

Independent Trustees

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	37	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 61		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
one portfolio).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest	37	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 60		2001	(1986–present).		(an open-end
investment
company with
one portfolio).

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	37	Independent
615 E. Michigan St.		Term; Since	present); Managing		Manager,
Milwaukee, WI 53202		October 23,	Director, Chief		Ramius IDF
Age: 73		2009	Administrative		fund complex
			Officer (“CAO”) and		(two closed-end
			Chief Compliance		investment
			Officer (“CCO”),		companies);
			Granite Capital		Independent
			International Group,		Trustee, Gottex
			L.P. (an investment		Trust (an open-
			management firm)		ended
			(1994–2011).		investment
company with
one portfolio);
Independent
Trustee,
Gottex
Multi-Asset
Endowment
fund complex
(three closed-
end investment
companies)
(2010–2015);
Independent
Trustee,
Gottex Multi-
Alternatives
fund complex
(three closed-
end investment
companies)
(2010–2015).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Chief Operating	37	Trustee,
615 E. Michigan St.	and	Term; Since	Officer (2016–		Buffalo Funds
Milwaukee, WI 53202	Trustee	August 22,	present); Executive		(an open-end
Age: 54		2001	Vice President,		investment
			U.S. Bancorp Fund		company with
			Services, LLC		ten portfolios);
			(1994–present).		Trustee, USA
MUTUALS (an
open-end
investment
company with
one portfolio).

John P. Buckel	President	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	and	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,	Services, LLC
Age: 59	Executive	2013	(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	President,	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,	Services, LLC
Age: 42	and	2013	(2002–present).
Principal
Financial
and
Accounting
Officer

Adam W. Smith	Secretary	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.		Term; Since	President, U.S.
Milwaukee, WI 53202		May 29,	Bancorp Fund
Age: 35		2015	Services, LLC
2012–present);
Research Associate,
Vista360, LLC
2010–2012).

Gerstein Fisher Funds
Additional Information (Continued)
(Unaudited)

Other
Directorships
				Number of	Held by
		Term of	Principal	Portfolios	Trustee
	Position(s)	Office and	Occupation(s)	in Trust	During the
Name,	Held with	Length of	During the Past	Overseen	Past Five
Address and Age	the Trust	Time Served	Five Years	by Trustee	Years
Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 56	President	July 1, 2014	Services, LLC
	and		(January 2014–
	Anti-Money		present); Senior
	Laundering		Vice President, Ariel
	Officer		Investments, LLC
(2010–2013).

Cullen O. Small	Assistant	Indefinite	Assistant Vice	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	President,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 29		2015	Services, LLC
(2010–present).

Kelly A. Burns	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		April 23,	Services, LLC
Age: 29		2015	(2011–present).

Melissa Aguinaga	Assistant	Indefinite	Officer,	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		July 1,	Services, LLC
Age: 29		2015	(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-473-1155. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting records for the most recent 12-month period ended June 30, are available without charge, either upon request by calling the Funds toll free at 1-800-473-1155 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On October 27, 2016, Deloitte & Touche LLP (“Deloitte”) was replaced as the independent registered public accounting firm for the Funds.  People’s United Bank, the parent entity of Gerstein Fisher following a change in control transaction that closed effective on November 2, 2016, had an existing non-audit relationship with Deloitte and to avoid an independence issue, requested that the Trust’s Audit Committee replace Deloitte as the independent registered public accounting firm for the Funds.

The reports of Deloitte on the financial statements of the Funds for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through October 27, 2016, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte would have caused them to make reference thereto in their report on the financial statements for such years.

The Funds, with the approval of its Board of Trustees and its Audit Committee, engaged Cohen & Company, Ltd. as the new independent registered public accounting firm for the Funds, as of October 27, 2016.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-473-1155 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

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GERSTEIN FISHER FUNDS

Investment Advisor	People’s Securities, Inc.
doing business as Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, New York 10017

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The principal accountant for the fiscal years ended November 30, 2015 and November 30, 2016 was Deloitte & Touche LLP and Cohen & Company, respectively.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	$52,000	$74,260
Audit-Related Fees	0	0
Tax Fees	8,500	16,100
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP for the fiscal year ended November 30, 2015 and Cohen & Company for the fiscal year ended November 30, 2016 applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed on February 5, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    2/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date    2/2/2017

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date    2/2/2017

* Print the name and title of each signing officer under his or her signature.